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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 11, 2001

                               BIO-VASCULAR, INC.
             (Exact name of registrant as specified in its charter)

          Minnesota                        0-13907              41-1526554
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission           (I.R.S. Employer
     of incorporation)                  File Number)         Identification No.)

         2575 University Avenue
           St. Paul, Minnesota                        55114
       ---------------------------             --------------------
(Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (651)603-3700
                                                           -------------





Item 4.  Changes in Registrant's Certifying Accountants.

         On May 10, 2001, Bio-Vascular, Inc. (the "Company") appointed Deloitte and Touche LLP as its independent auditors for the fiscal year ending October 31, 2001. Such engagement was approved by the Company's Audit Committee of the Board of Directors.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 11, 2001

                                        BIO-VASCULAR, INC.


                                        By: /s/ Connie L. Magnuson
                                            -----------------------------
                                            Connie L. Magnuson
                                            Vice President of Finance and
                                            Chief Financial Officer


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